STONE RIDGE TRUST

ELEMENTS U.S. PORTFOLIO

ELEMENTS U.S. SMALL CAP PORTFOLIO

ELEMENTS INTERNATIONAL PORTFOLIO

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

ELEMENTS EMERGING MARKETS PORTFOLIO

(EACH A “PORTFOLIO” AND TOGETHER THE “PORTFOLIOS”)

Supplement dated August 3, 2017

to the Prospectus and Statement of Additional Information, each dated

March 10, 2017, as supplemented

Effective August 14, 2017, ALPS Distributors, Inc. has replaced Quasar Distributors, LLC as the distributor of the Portfolios that are series of Stone Ridge Trust. Accordingly, all references to “Quasar Distributors, LLC” are deleted and replaced with references to “ALPS Distributors, Inc.” and all references to the “Distributor” are deemed to be references to ALPS Distributors, Inc. ALPS Distributors, Inc.’s address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Adviser pays fees to the Distributor as compensation for the services it renders.

Please Retain This Supplement for Future Reference